                                                                    Exhibit 23.3



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

The Board of Directors
WCI Steel, Inc. and Subsidiaries

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Form S-4 Registration Statement under the Securities Act of 1933.



KPMG Peat Marwick LLP


Cleveland, Ohio
May 29, 1998